UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2014

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in chart)

PENNSYLVANIA (State or Other Jurisdiction of Incorporation or Organization)	001-36124 (Commission file number)	46-2116489 (IRS Employer Identification Number)

825 Berkshire Blvd., Suite 400
Wyomissing, PA 19610

(Address of principal executive offices)

610-401-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2014, the Board of Directors (the “Board”) of Gaming and Leisure Properties, Inc., a Pennsylvania corporation (the “Company”), declared a special dividend of $1.05 billion (the “Special Dividend”) on its shares of common stock, par value $0.01 per share (the “Common Stock”).  Subject to meeting the Cash Requirement (as defined below), the Special Dividend will be payable in either Common Stock or cash to, and at the election of, the shareholders of record as of January 13, 2014 (the “Record Date”). The amount of cash to be distributed will be $210 million, or 20% of the total distribution, with the remainder to be paid in shares of Common Stock.  The Special Dividend is being made in connection with the Company’s previously announced plan to qualify as a real estate investment trust (“REIT”) for federal income tax purposes commencing with its taxable year beginning on January 1, 2014.  The Special Dividend will be paid in satisfaction of requirements that the Company distribute its previously undistributed accumulated earnings and profits attributable to tax periods ending prior to January 1, 2014.

The Company expects that the Special Dividend will be payable on February 18, 2014 to shareholders of record as of the close of business on the Record Date. Shareholders will have the right to elect, on or prior to February 10, 2014 (the “Election Deadline”), to be paid their pro rata portion of the Special Dividend all in Common Stock (a “Share Election”) or all in cash (a “Cash Election”); provided, however, that the total amount of cash payable to all shareholders in the Special Dividend will be equal to $210 million (the “Cash Requirement”), with the balance of the Special Dividend payable in the form of Common Stock. Election forms will be mailed to all shareholders promptly after the Record Date and must be returned on or before the Election Deadline to be effective.

Because the Cash Requirement is equal to $210 million, the actual amount of cash that will be paid to shareholders who make the Cash Election may depend upon whether the aggregate amount of all Cash Elections exceeds the Cash Requirement. If the aggregate amount of shareholder Cash Elections exceeds the Cash Requirement, then the payment of such Cash Election will be made on a pro rata basis to shareholders making the Cash Election such that the aggregate amount paid in cash to all shareholders equals the Cash Requirement.  Shareholders making a Share Election or failing to timely return a properly completed election form before the Election Deadline will receive all shares unless the Cash Requirement has not been met, in which case those not making any election will receive cash on a pro rata basis until the Cash Requirement has been met. If the Cash Requirement has not then been met, cash will be allocated on a pro rata basis to those making a Share Election until the Cash Requirement has been met.  The amount of Common Stock to be distributed will be determined based upon the trading price of the Common Stock following the Election Deadline.

Promptly after the Record Date, the Company expects that Broadridge Corporate Issuer Solutions, Inc., as the Company’s election agent, will distribute election materials to the holders of record as of the Record Date, including an election form and information regarding the Special Dividend.

A copy of the Company’s press release announcing the Special Dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the use of forward looking terminology such as “expects,” “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward looking statements are inherently subject to risks, uncertainties and assumptions about the Company and its subsidiaries, including risks related to the following: the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing the Company’s planned acquisitions or projects, including the Company’s ability to qualify as a REIT or maintain its status as a REIT; there being no need for any further dividend of historical accumulated earnings and profits in order to qualify as a REIT in 2014; the ability and willingness of the Company’s tenants, operators and other third parties to meet and/or perform their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities; the ability of the Company’s tenants and operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to other third parties, including without limitation obligations under their existing credit facilities and other indebtedness; the ability of the Company’s tenants and operators to comply with laws, rules and regulations in the operation of its properties, to deliver high quality services, to attract and retain qualified personnel and to attract customers; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; the ability to diversify into different businesses, such as hotels, entertainment facilities and office space; the access to debt and equity capital markets; fluctuating interest rates; the availability of qualified personnel and the Company’s ability to retain its key management personnel; the Company’s duty to indemnify Penn National Gaming, Inc. (“Penn”) in certain circumstances if the Company’s spin-off from Penn fails to be tax-free; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; changes in accounting standards; the impact of weather events or conditions, natural disasters, acts of terrorism and other international hostilities, war or political instability; other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and other factors described in the Company’s Prospectus on Form S-11 filed on October 4, 2013, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. All subsequent written and oral forward looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements included in this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 3, 2014

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 7, 2014	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 3, 2014